EXHIBIT 4.1

PAGE ONE

NUMBER                                                               SHARES

NO:

                                        SEE REVERSE FOR CERTAIN DEFINITIONS
                                        CUSIP 159111 10 3


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                        CHANGE TECHNOLOGY PARTNERS, INC.
              COMMON STOCK -- 500,000,000 SHARES -- $0.01 PAR VALUE


This certifies that


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE $0.01 PAR VALUE
                                 COMMON STOCK OF

Change Technology Partners, Inc. transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

                  In Witness Whereof, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated

Countersigned by:

                   Computershare Trust Company, Inc. - Denver


/s/  Kathleen Shepphird                            /s/  Matthew Ryan
-----------------------                            -----------------
 Managing Director                                     President
         Secretary                                 Chief Executive Officer

                        CHANGE TECHNOLOGY PARTNERS, INC.

                                      SEAL
                                    DELAWARE
                                      2001

PAGE 2

                        CHANGE TECHNOLOGY PARTNERS, INC.
                  TRANSFER FEE $5.00 PER NEW CERTIFICATE ISSUED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) ________ Custodian (Minor) ______ under Uniform Gifts to Minors Act (State) _________

Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For value received, hereby sell, assign and transfer unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________

         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated____________________                    __________________________________

                                             __________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.